SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                                November 23, 2004


                          Mission Resources Corporation
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   000-09498                76-0437769
(State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)            File Number)           Identification No.)


                                   1331 Lamar
                                   Suite 1455
                            Houston, Texas 77010-3039
              (Address and Zip Code of Principal Executive Offices)


                                 (713) 495-3000 (Registrant's telephone number,
              including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 1.02 Termination of a Material Definitive Agreement.

     On November 17, 2004, Joseph G. Nicknish resigned as the Senior Vice President - Operations and Engineering of Mission Resources Corporation (the "Company"). Mr. Nicknish has also entered into a Severance Agreement (the "Severance Agreement") with the Company.

         Mr. Nicknish's Employment Agreement (the "Employment Agreement") with the Company provided for, among other things, (i) a severance payment of $500,000, payable within 30 days of his resignation, (ii) a payment equal to a prorata portion of the annual bonus that would have been paid to him for the full year of his resignation, payable within 30 days of his resignation, (iii) immediate vesting of all unvested stock options to purchase shares of the Company's common stock and (iv) the extension of his right to exercise stock options for a period equal to the lesser of (A) one year following his resignation or (B) the remaining term of the applicable option.

         The Severance Agreement terminated the Employment Agreement, except for provisions relating to confidential information and non-solicitation, and provides for the payment to Mr. Nicknish of each of the above described benefits, except that the severance payment of $500,000 is payable in three equal installments on January 3, 2005, March 31, 2005 and June 30, 2005. In addition, upon the change of control of the Company (as defined in the Severance Agreement), all installments of the $500,000 severance payment will be paid to Mr. Nicknish in a lump sum within 30 days of such change of control. The Severance Agreement also provided for a release of claims by the Company and Mr. Nicknish against each other.

         The foregoing description of the Severance Agreement does not purport to be complete and is qualified in its entirety by reference to the Severance Agreement, which is attached as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

         (a) Financial Statements of business acquired.

                  None.

         (b) Pro Forma Financial Information.

                  None.

         (c) Exhibits.

10.1 Severance Agreement between Mission Resources Corporation and Joseph G. Nicknish.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 MISSION RESOURCES CORPORATION

Date: November 23, 2004          By:    /s/ Richard W. Piacenti
                                 --------------------------------------------
                                 Name:  Richard W. Piacenti
                                 Title:    Executive Vice President and Chief
                                           Financial Officer